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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 pr 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (date of earliest event reported)              January 24, 2000

                        INTERUNION FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

  DELAWARE                                0-28638                87-0520294
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 (State or other jurisdiction        (Commission File        (I.R.S. Employer
 incorporation or organization)           Number)           Identification No.)

 249 ROYAL PALM WAY, SUITE 301 H, PALM BEACH, FL                        33480
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 (Address of principal executive offices)                            (Zip Code)

 (561) 820-0084                                            (561) 655-0146
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 (Issuer's telephone number)                       (Issuer's telecopier number)

ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective January 17, 2000, InterUnion Financial Corporation ("InterUnion" or the "Company") has retained Mintz & Partners LLP ("Mintz & Partners") of Toronto as its new certifying accountants. The decision to change accountants was recommended by InterUnion's Audit Committee and approved by InterUnion's Board of Directors.

Effective January 17, 2000, InterUnion engaged Mintz & Partners as its principal accountants. During the last two fiscal years and the subsequent interim period to the date hereof, InterUnion did not consult Mintz & Partners regarding any matter or events set forth in Item 304(a) (2) (i) and (ii) of Regulation S-B.

                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


INTERUNION FINANCIAL CORPORATION


Date:       January 24, 2000                By:         /s/ Georges Benarroch
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                                                  Georges Benarroch, Director


Date:       January 24, 2000                By:            /s/ Robert Crosbie
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                                                        Robert Crosbie, Director